SECOND AMENDMENT


     SECOND AMENDMENT (this "Amendment"), dated as of June 29, 2000 among HVIDE MARINE INCORPORATED, a corporation existing under the laws of Delaware, as borrower (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and Bankers Trust Company ("BTCo"), as administrative agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                               W I T N E S S E T H:
                               - - - - - - - - - -


     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of December 15, 1999 among the Borrower, the Administrative Agent, the Lenders, Deutsche Bank Securities, Inc., as lead arranger and book manager, MeesPierson Capital Corp., as syndication agent and co-arranger, GMAC Commercial Credit and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as co-documentation agents (the "Credit Agreement");

     WHEREAS,  the Borrower has requested an amendment to the Credit  Agreement;
and

     WHEREAS, subject to the terms and conditions of this Amendment, the Lenders are willing to grant such amendment.

     NOW, THEREFORE, it is agreed:

     1. Section 4.02(A)(g) of the Credit Agreement is hereby amended by deleting the text appearing therein in its entirety and inserting the following new sub-clause (g) in lieu thereof:

" (g) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives proceeds from the disposition of assets, an amount equal to 100% of the Net Sale Proceeds from such disposition of any assets (other than, except with respect to Permitted Asset Sales, (i) the sale or other disposition of the Lightship Tanker Entities as provided in
     Section 8.02(xiii), provided that the Lenders receive 100% of the first $15,000,000, 50% of the next $10,000,000, and 100% of any proceeds in excess thereof, of the proceeds of such sale, (ii) such dispositions the Net Sale Proceeds of which are less than $100,000 per disposition, (iii) dispositions which are not excluded under clause (i) and (ii), the Net Sale Proceeds of which not to exceed $5 million in any fiscal year of the Borrower and (iv) dispositions permitted under Section 8.02(ii), (iv), (v) and (viii)) of the Borrower or any of its Subsidiaries shall be applied contemporaneously with the closing of such disposition to repay the outstanding Term Loans in accordance with the requirements of Section 4.02(B)(b);"



     2. Section 8.02(x) is hereby amended by (i) deleting the text "Permitted Scheduled Asset Sales" appearing therein and (ii) inserting the text "Permitted Asset Sales" in lieu thereof.

     3. Section 8.02 of the Credit Agreement is hereby further amended by (i) deleting the text "and" appearing at the end of sub-clause (xii) appearing therein and inserting a semi-colon in lieu thereof, (ii) deleting the period appearing at the end of sub-clause (xiii) appearing therein and inserting the text "; and" in lieu thereof and (iii) inserting immediately thereafter the following new sub-clause (xiv):

                  "(xiv) sale or disposition of any assets, in form and substance satisfactory to the Administrative Agent, to the extent that the aggregate Net Sales Proceeds received from all such sales and dispositions permitted by this sub-clause (xiv) shall not exceed $20 million; provided that
(i) each such sale shall be for an amount at least equal to the fair market value thereof (as determined in good faith by the Board of Directors or senior management of the Borrower), (ii) at least 100% of the consideration therefor shall be in cash, (iii) the proceeds thereof shall be applied as required under
Section 4.02(A)(g) and (iv) the prior written approval of the Administrative Agent shall have been obtained for each such sale (such sales, the "Approval Asset Sales" and, together with the Permitted Scheduled Asset Sales, the "Permitted Asset Sales")."

     4. Section 8.08 of the Credit Agreement is hereby amended by (i) deleting the text "June 30, 2000" appearing in sub-clause (b)(ii) appearing therein and
(ii) inserting the text "July 17, 2000" in lieu thereof.

     5. Section 10 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical locations:

                  " `Approval  Asset Sales'  shall have the meaning  provided in
Section 8.02 (xiv)."

                  " `Permitted  Asset Sales' shall have the meaning  provided in
Section 8.02 (xiv)."

     6. Schedule X of the Credit Agreement is hereby amended by inserting the following text at the end of said schedule:

                  "Seabulk Red Tern1
                  Seabulk Evangeline
                  Sun State No. 1
                  Sun State No. 3
                  Sun State No. 6
                  Reliant
                  Mobile Power
                  Mobile Point
                  Trooper
                  Condor
                  Hawk
                  Eagle II"


--------
1     Also known as "Red Tern"

     7. The Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Second Amendment Effective Date (as defined below), both before and after giving effect to this Amendment, and (y) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. All capitalized terms not defined herein shall have the meaning given to them in the Credit Agreement.

     9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     11. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and, in each case, shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

                                                        * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                              HVIDE MARINE INCORPORATED



                              By________________________________
                                  Name:
                              Title:


                              BANKERS TRUST COMPANY,
                                 Individually and as Administrative Agent


                              By________________________________
                                      Name:
                                     Title:


                               FORTIS CAPITAL CORP.
                               (f/k/a MEES PIERSON CAPITAL CORP.)



                               By________________________________
                                      Name:
                                     Title:

                                 MERRILL LYNCH CAPITAL CORPORATION



                                 By________________________________
                                      Name:
                                     Title:

                                  GMAC COMMERICAL CREDIT



                                  By________________________________
                                      Name:
                                     Title:


                                  NATIONAL WESTMINSTER BANK PLC
                                  By: NatWest Capital Markets Limited, its Agent
                                  By: Greenwich Capital Markets, Inc., its Agent


                                       By________________________________
                                      Name:
                                     Title:

                                 PROVIDENT BANK




                                 By________________________________
                                      Name:
                                     Title:



                                    OFFITBANK




                                   By________________________________
                                      Name:
                                     Title: